SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2007

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-131374                20-0842986
----------------------------        --------------        ----------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

     383 MADISON AVENUE                                           10179
     NEW YORK, NEW YORK                                   ----------------------
----------------------------                                    (Zip Code)
    (Address of Principal
     Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)     Not applicable

       (b)     Not applicable

       (c)     Exhibits:

       4.1 Pooling and Servicing Agreement, dated as of March 1, 2007, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation, as sponsor, and Citibank, N.A., as trustee.

       99.1 Yield Maintenance Agreements, dated March 15, 2007, between Bear Stearns Financial Products Inc. and the Trustee on the behalf of Bear Stearns Asset Backed Securities Trust 2007-SD2.

       1.1 Terms Agreement, dated March 15, 2007, between Bear, Stearns & Co. Inc. and Bear Stearns Asset Backed Securities LLC, to the Underwriting Agreement, dated April 17, 2006

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:
    /s/ Baron Silverstein
    ---------------------
Name:   Baron Silverstein
Title:  Vice President

Dated:  March 15, 2007

                                  EXHIBIT INDEX


Exhibit         Item 601 of               Sequentially                  Page
Number          Regulation S-K            Numbered
                Exhibit No.               Description

4.1             4                         Pooling and Servicing           4
                                          Agreement

99.1            99                        Yield Maintenance
                                          Agreements

1.1             1                         Terms Agreement to the
                                          Underwriting Agreement